UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2015

SANGUI BIOTECH INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

                            000-21271

84-1330732

 (Commission File Number)                                           (IRS Employer Identification No.)

Alfred-Herrhausen-Str. 44, 58455 Witten, Germany

(Address of Principal Executive Offices) (Zip Code)

011-49-2302-915-204

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors;

    Appointment of Principal Officers.

Resignation of Chief Financial Officer and Director

On October 27, 2015, Sangui Biotech International, Inc. (the “Company”) received the resignation of Joachim Fleing from his positions as Chief Financial Officer and Director effective immediately for personal reasons.  There were no disagreements on any matter relating to the Company’s operations, policies or practices between Mr. Fleing and the Company or any officer or director of the Company which led to Mr. Fleing’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sangui Biotech International, Inc.

/s/ Thomas Striepe

Date:

November 3, 2015

____________________________________

By: Thomas Striepe

Its:  President